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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 28, 2006

                               SEW CAL LOGO, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
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
            Nevada                     333-113223                46-0495298
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 (STATE OR OTHER JURISDICTION   (COMMISSION FILE NO.)  (IRS EMPLOYEE INCORPORATION OR
       OF ORGANIZATION)                                       IDENTIFICATION NO.)
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               207 W. 138th Street, Los Angeles, California 90061
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (310) 352-3300
                            (ISSUER TELEPHONE NUMBER)

                                      NONE
                            (FORMER NAME AND ADDRESS)

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Section 4.  Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant's Certifying Accountant

(a) Registration of Independent Auditors

On March 27, 2006 we were notified by Shelley International, CPA ("Shelley") that they were resigning as our independent auditors. Shelley audited our financial statements for our two fiscal years ended August 31, 2005. Shelley's reports on the financial statements for those fiscal years did not contain an adverse opinion or disclaimer of opinion and was not otherwise qualified or modified as to any uncertainty, audit scope or accounting principles. During those two fiscal years and also during the subsequent period through the date of Shelley's dismissal as indicated above: (1) there were no disagreements between us and Shelley on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and (2) Shelley provided no advice to us that (i) internal controls necessary to develop reliable financial statements did not exist, (ii) information had come to the attention of Shelley which made it unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management, or (iii) the scope of the audit should be expanded significantly, or information had come to the attention of Shelley that it concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements.

Shelley has been provided a copy of this form 8-K with respect to the aforesaid disclosure and has been provided the opportunity to furnish a letter to the Securities and Exchange Commission with respect thereto. We will file this letter upon receipt.

(b) Engagement of New Independent Auditors

On March 28, 2006, we formally appointed Moore & Associates, CHTD.("Moore") as our independent auditors. The decision to engage Moore was recommended by management and approved by our board of directors.

During our two most recent fiscal years ended August 31, 2005, and also during the subsequent interim period through the date of Shelley's termination, we did not consult with Moore regarding the application of accounting principles to a specified completed or contemplated transaction, or the type of opinion that might be rendered regarding our financial statements, nor did we consult Moore with respect to any accounting disagreement or any reportable event at any time prior to the appointment of that firm.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SEW CAL LOGO, INC.

                                    By: /s/ Richard Songer
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                                            Richard Songer
                                            President and CEO

Dated: March 28, 2006